                                                                    EXHIBIT 23.5

                                    CONSENT

     We hereby consent to the reference to our firm under the heading "Experts" in the Prospectus which forms a part of the Registration Statement on Form S-1 of UroQuest Corporation.

                                          Emrich & Dithmar

                                          By Paul L. Brown, Partner
July 16, 1996